Exhibit 31

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Michael F. Holloran, certify that:

1.  I have reviewed this quarterly report on Form 10-QSB of Elgrande.com, Inc.;

2.  Based on my knowledge, this quarterly report  does not  contain any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the  circumstances under which such statements were made, not misleading with respect to  the period covered by this quarterly report; and

3.  Based  on  my  knowledge,  the financial  statements,  and other  financial information included in this quarterly report, fairly present, in  all material respects, the financial condition, results of operations and cash flows  of the registrant as of, and for, the periods presented in this quarterly report.

4.  The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have significant role in the registrant’s internal control over financial reporting;

                                        /s/ Michael F. Holloran

                                        ---------------------------------------

                                        Michael F. Holloran,

                                        Chief Executive Officer and

                                        Principal Financial Officer

Date: January 14, 2005